UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Annapolis Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[GRAPHIC OMITTED]

1000 Bestgate Road, Suite 400

Annapolis, Maryland 21401

(410) 224-4455

April 13, 2012

Dear Stockholder:

You are cordially invited and encouraged to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Annapolis Bancorp, Inc. (the “Company”), the holding company for BankAnnapolis (the “Bank”), Annapolis, Maryland, which will be held on May 17, 2012, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401.

The attached Notice of the Annual Meeting and the Proxy Statement describes the formal business to be transacted at the Annual Meeting. Directors and officers of Annapolis Bancorp, Inc., as well as a representative of Stegman & Company, the Company’s independent registered public accounting firm, will be present at the Annual Meeting to discuss the Company and the Bank and respond to any questions that our stockholders may have.

The Board of Directors of Annapolis Bancorp, Inc. has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote “FOR” each matter under consideration.

Please sign and return the enclosed proxy card promptly. Your cooperation is appreciated.

On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

Sincerely,

/s/ Richard M. Lerner
Richard M. Lerner
Chairman and CEO

ANNAPOLIS BANCORP, INC.

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 17, 2012

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Annapolis Bancorp, Inc. (the “Company”) will be held on May 17, 2012, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401, for the following purposes:

(1)	To elect seven directors;

(2)	To approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers;

(3)	To ratify the selection of Stegman & Company as independent registered public accountants for the fiscal year ending December 31, 2012; and

(4)	To transact any other business that may properly come before the meeting, and at any adjournments thereof, including whether or not to adjourn the meeting.

Only those holders of record of Common Stock as of the close of business on March 23, 2012, are entitled to notice of and to vote at the 2012 Annual Meeting of Stockholders and any adjournments or postponements thereof.

Please sign, date and mail the accompanying proxy in the enclosed, self-addressed, stamped envelope, whether or not you expect to attend the meeting in person. You may revoke your proxy at any time before it is exercised by delivering to the secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date. You may also withdraw your proxy at the meeting should you be present and desire to vote your shares in person. All stockholders are cordially invited to attend. For directions to attend the Annual Meeting of Stockholders and vote in person, please call Mr. Edward J. Schneider at 410-224-4455.

By Order of the Board of Directors

/s/ Edward J. Schneider
Edward J. Schneider
Secretary

Annapolis, Maryland

April 13, 2012

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To Be Held on May 17, 2012

The Proxy Statement and 2011 Annual Report are available at www.bankannapolis.com

ANNAPOLIS BANCORP, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 17, 2012

Solicitation and Voting of Proxies

This Proxy Statement is being mailed on or about April 13, 2012, to the stockholders of Annapolis Bancorp, Inc. (the “Company”) in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 17, 2012, at 6:00 p.m., Eastern Daylight Savings Time, and at any adjournments or postponements thereof, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401.

Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted FOR the approval and ratification of the specific proposals presented in this proxy statement.

Other than the matters listed on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

The cost of solicitation of proxies on behalf of the Board of Directors of the Company will be borne by BankAnnapolis (the “Bank”). Proxies may be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, without compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Voting Securities and Principal Holders Thereof

Stockholders are entitled to one vote for each share of common stock, par value $.01 per share (the “Common Stock”) registered in their names on the stock transfer books of the Company at the close of business on March 23, 2012, the record date fixed by the Board of Directors (the “Record Date”). At March 23, 2012, the Company had outstanding 3,974,991 shares of Common Stock entitled to vote at the Annual Meeting.

The presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting for the election of directors and for the other proposals. Votes withheld from a director nominee, abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exits.

If a broker indicates on its proxy that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters such as the ratification of the appointment of our independent registered public accounting firm, even if the holder does not receive voting instructions from you. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters such as the election of directors and executive compensation. Shares represented by proxies that are marked vote “withheld” with respect to the election of any nominee will not be considered in determining whether such nominee has received the affirmative vote of a plurality of the shares. Shares represented by proxies that are marked “abstain” with respect to any other matter to be voted upon at the annual meeting will have the effect of a negative vote.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote “FOR” the election of the nominee proposed by the Board of Directors, or to “WITHHOLD” authority to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to proxies as to which authority to vote for the nominee being proposed is withheld. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal.

As to the approval, on a non-binding advisory basis, of the Company’s named executive officers’ compensation, by checking the appropriate box, you may (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” with respect to the item. Compensation shall be approved, on a non-binding advisory basis, by a majority of the votes cast, without regard to either (i) broker non-votes; or (ii) proxies marked “ABSTAIN” as to that matter. Because the shareholder vote is advisory, it will not be binding upon the Board of Directors. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal.

As to the ratification of Stegman & Company as independent registered public accounting firm of the Company, by checking the appropriate box, you may (i) vote “FOR” the item; (ii) vote “AGAINST” the item; or (iii) “ABSTAIN” with respect to the item. All such matters shall be determined by a majority of the votes cast, without regard to either (i) broker non-votes; or (ii) proxies marked “ABSTAIN” as to that matter.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock as of March 23, 2012, by each of the Company’s directors, nominees and named executive officers, as hereinafter defined, by each person known by the Company to own beneficially more than 5% of the Company’s voting securities, and by all the executive officers and directors of the Company as a group, including the number of shares beneficially owned by and percentage ownership of each such person as of that date. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that owned more than 5% of the Company’s Common Stock as of the Record Date. The information is based upon filings made by such persons pursuant to the Securities Exchange Act of 1934.

Name and Address of Beneficial Owner	Number of Shares Owned (1)		Percent of Class
Directors and Officers
Joseph G. Baldwin	8,694		0.22%
808 Homestead Lane
Crownsville, MD 21032

Walter L. Bennett, IV	9,958		0.25%
327 Broad Creek Drive
Edgewater, MD 21037

Clyde E. Culp, III	16,513	(2)	0.42%
1907 Hidden Point Road
Annapolis, MD 21401

Kendel S. Ehrlich	10,589		0.27%
2016 Monticello Drive
Annapolis, MD 21401

Debbie H. Gosselin	6,677		0.17%
10 Carvel Road
Annapolis, MD 21409

F. Carter Heim	11,331		0.29%
1842 Kimberwicke Place
Annapolis, MD 21401

Patsy J. Houck	9,242		0.23%
12308 Farmfield Drive
Monrovia, MD 21770

Richard E. Hug	12,358		0.31%
992 Stonington Drive
Arnold, MD 21012

Robert E. Kendrick, III	12,528	(3)	0.32%
850 Thicket Court
Odenton, MD 21113

Stanley J. Klos, Jr	42,973		1.08%
76 Chautaugua Road
Arnold, MD 21012

Lawrence E. Lerner	1,616,116		40.66%
2711 Washington Avenue
Chevy Chase, MD 20815

Richard M. Lerner	265,204	(4)	6.67%
400 Beards Dock Crossing
Annapolis, MD 21403

Michael S. McHale	5,999		0.15%
3531 South River Terrace
Edgewater, MD 21037

Loretta J. Mueller	2,687		0.07%
3926 Calawasse Road
Edgewater, MD 21037

Jeff W. Ostenso	5,884		0.15%
3439 Hidden River View Road
Annapolis, MD 21403

Edward J. Schneider	25,000	(5)	0.63%
9 Scottsdale Court
Lutherville, MD 21093

Lawrence W. Schwartz	38,669		0.97%
10854 Country Pond Lane
Oakton, VA 22124

Ermis Sfakiyanudis	9,169		0.23%
2813 Durmont Court
Annapolis, MD 21401

Clifford T. Solomon	16,113	(2)	0.41%
9 Riverview Road
Severna Park, MD 21146

Executive Officers and Directors as a group (19 persons)	2,125,704	(6)	53.48%

Other Beneficial Owners
Neal R. Gross	308,087	7.75%
1323 Rhode Island Avenue, NW
Washington, DC 20005

(1)

Information relating to beneficial ownership of Common Stock is based upon “beneficial ownership” concepts set forth in rules of the Securities and Exchange Commission under Section 13(d)3 of the Exchange Act. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power” which includes the power to vote or direct the voting of such security, or “investment power” which includes the power to dispose or to direct the disposition of such security. A person is deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities in which he has no beneficial interest. For instance, beneficial ownership may include spouses, minor children and other relatives residing in the same household, and trusts, partnerships, corporations, or deferred compensation plans which are affiliated with the principal.

(2)

Each includes options to purchase 8,888 shares of Common Stock which are exercisable within 60 days of March 23, 2012 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by each of Mr. Culp and Dr. Solomon.

(3)

Includes options to purchase 7,931 shares of Common Stock which are exercisable within 60 days of March 23, 2012 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by Mr. Kendrick.

(4)

Includes options to purchase 33,333 shares of Common Stock which are exercisable within 60 days of March 23, 2012 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by Mr. R. Lerner.

(5)

Includes a grant of 15,000 restricted share units that have vested or will vest within 60 days of March 23, 2012 and are included with shares outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by Mr. Schneider.

(6)

Includes options to purchase and restricted share grants of 74,040 shares of Common Stock which are exercisable or vest within 60 days of March 23, 2012 and are included with shares outstanding of Common Stock for the purpose of computing the percentage of outstanding Common Stock beneficially owned by all directors and executive officers as a group.

PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

The number of directors of the Company is set at fifteen (15). The Company’s Articles of Amendment and Restatement currently provide that the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire board shall permit, with directors of each class being elected for three-year terms at each Annual Meeting. Seven directors are to be elected at the Annual Meeting. Each of the nominees is currently a member of the Bank’s Board. Four of the twelve incumbent directors have been nominated to be elected to hold office until the 2015 Annual Meeting or until their respective successors are elected and qualified or until their earlier resignation or removal. These nominees are Messrs. Joseph G. Baldwin, Walter L. Bennett, IV, F. Carter Heim and Richard E. Hug. New director, Mr. Jeff W. Ostenso has been nominated to be elected to hold office until the 2013 Annual Meeting or until his successor is elected and qualified or until the earlier of his resignation or removal. New director, Ms. Debbie H. Gosselin has been nominated to be elected to hold office until the 2014 Annual Meeting or until her successor is elected and qualified or until the earlier of her resignation or removal. New director, Mr. Michael S. McHale has been nominated to be elected to hold office until the 2015 Annual Meeting or until his successor is elected and qualified or until the earlier of his resignation or removal. The Board of Directors has determined that all of the current directors listed with the exception of Messrs. Lawrence E. Lerner and Richard M. Lerner are “independent” pursuant to Rule 4200 of The NASDAQ Stock Market (“NASDAQ”) regarding general independence of directors, which constitutes, as required, a majority of the Board. There are no arrangements or understandings between the Company and any person pursuant to which such person has been elected a director. Shareholders of the Company are not permitted to cumulate their votes for the election of directors.

The proxies solicited hereby, unless directed to the contrary, will be voted FOR the election as directors of the seven nominees listed in the following table. Directors are elected by a plurality of votes cast. Each nominee has consented to serve as a director, if elected. The Board of Directors has no reason to believe that any nominee will be unwilling or unable to serve as a director but, if for any reason any nominee is not willing or able to serve as a director, the accompanying proxy will be voted FOR a substitute nominee chosen by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE SEVEN NOMINEES NAMED IN THIS PROXY STATEMENT.

Information Concerning Nominees

The following table sets forth information as of the Record Date concerning persons nominated by the Board of Directors for election as directors of the Company to serve until the Annual Meeting of Stockholders previously designated or until their successors have been elected and qualified or until their earlier resignation or removal. Except as indicated, the nominees have been officers of the organizations named below or of affiliated organizations as their principal occupations for more than five years.

Nominees
Debbie H. Gosselin

Ms. Gosselin, age 58 is President of Chesapeake Marine Tours, Inc. DBA Watermark Cruises, a position she has held since 1990. Watermark offers guided walking tours, sightseeing cruises on the Chesapeake Bay, private charter service, and water taxis in the Annapolis harbor. Ms. Gosselin, a resident of Annapolis is also president of Annapolis Landing Marina, is a member of the city’s Maritime Advisory Board, and has held leadership positions on the Maryland Tourism Council, the local chamber of commerce, and the city and county visitors’ bureau, among other groups. Ms. Gosselin has been a Director of the Bank since 2011.

Our Board of Directors concluded that Ms. Gosselin should serve as a director of the Company. The Board based its conclusions on Ms. Gosselin’s experience in successfully managing her own local business, her experience serving as a member of other local boards and her knowledge of the Annapolis market.

Michael S. McHale

Mr. McHale, age 51 is President and CEO of Hospice of the Chesapeake, a position he has held since 2010. Mr. McHale provides executive leadership for Hospice of the Chesapeake’s team of 190 hospice professionals, as well as directs the organization’s advancement and strategic initiatives. Mr. McHale joined Hospice of the Chesapeake in 2007 as the Organization’s Chief Operating Officer. Prior to joining Hospice of the Chesapeake Mr. McHale was the Vice President of Business Development with Community Hospices in Washington D.C. A resident of Annapolis, Mr. McHale currently serves on the Maryland Governor’s State Advisory Council on Quality at the End-of-Life and is a member of the Membership and Governance Committees for the National Hospice and Palliative Care Organization. Mr. McHale is also a current member of the Board of the Hospice and Palliative Care Network of Maryland. Mr. McHale has been a Director of the Bank since 2011.

Our Board of Directors concluded that Mr. McHale should serve as a director of the Company. The Board based its conclusions on Mr. McHale’s successful management of a large health care organization as well as his experience serving as a member of other local boards.

Jeff W. Ostenso

Mr. Ostenso, age 44, is CEO of CPS//Gumpert, Inc., a position he has held since 1992. CPS// Gumpert, Inc. is a company that specializes in commercial printing, fulfillment, promotional items and wide format printing. A resident of Annapolis, Mr. Ostenso has served on the boards of GBAC Health Care, PGAMA and the Light House Shelter. Mr. Ostenso has been a Director of the Bank since 2011.

Our Board of Directors concluded that Mr. Ostenso should serve as a director of the Company. The Board based its conclusions on Mr. Ostenso’s experience in managing a number of local small businesses he owns as well as his experience serving as a member of local boards.

Nominees and Directors serving until 2012

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Joseph G. Baldwin

Mr. Baldwin, age 48, is President and CEO of Reliable Contracting Company, Inc., an Anne Arundel County-based site work and road and highway construction company. Mr. Baldwin was recognized with the 2007 Ernst and Young Entrepreneur of the Year® Award in the Construction and Contracting Services category. Mr. Baldwin has previously served on the Boards of the Community Bank of Maryland located in Bowie, Maryland and F&M Bank of Maryland headquartered in Bethesda, Maryland. Mr. Baldwin has been a Director of the Company and the Bank since 2008.

Our Board of Directors concluded that Mr. Baldwin should serve as a director of the Company. The Board based its conclusions on his successful management of his own contracting company, his past experience serving as a director on other bank boards, and his four years of experience on the Company’s Board of Directors.

Walter L. Bennett, IV

Mr. Bennett, age 55, is President and owner of Skip Bennett Marine LTD, a company he founded in 1973. A resident of Annapolis, Mr. Bennett has been active in the marine trades in Anne Arundel County for 30 years. He currently owns and operates South River Marina in Edgewater, Maryland. Mr. Bennett is a current member and past president of the Washington Area Marine Dealers Association and a current member of the Marine Trades Association of Maryland. Mr. Bennett has been a Director of the Company and the Bank since 2005.

Our Board of Directors concluded that Mr. Bennett should serve as a director of the Company. The Board based its conclusions on his successful ownership and management of a number of local marine trade businesses as well as his experience on other local boards and his seven years of experience on the Company’s Board of Directors.

F. Carter Heim

Mr. Heim, age 58, is a Certified Public Accountant who has been in practice since December 1975 and is a past member of the board of directors of the American Institute of Certified Public Accountants and past President of the Maryland Association of CPAs. Mr. Heim is also currently Vice Chairman and a member of the board of directors of the Annapolis and Anne Arundel County Chamber of Commerce. Mr. Heim is President of HeimLantz, Professional Corporation. Mr. Heim has been a Director of the Company and Bank since 2000.

Our Board of Directors concluded that Mr. Heim should serve as a director of the Company. The Board based its conclusions on his successful ownership and management of his own CPA firm, as well as his 12 years of service on the Company’s Board of Directors. Mr. Heim’s experience as a past director of the Maryland Association of CPAs and the American Institute of Certified Public Accountants add to his experience base.

Richard E. Hug

Mr. Hug, age 77, is Chairman and CEO of Hug Enterprises, Inc., a firm specializing in business and real estate investment and consulting, an Annapolis based company Mr. Hug started in 1991. Prior to starting Hug Enterprises, Inc., Mr. Hug served as President, Chairman and Chief Executive Officer of Environmental Elements Corporation from 1983 until his retirement in 1995. Mr. Hug remained a director and Chairman Emeritus of Environmental Elements until its sale in 2006. Mr. Hug has previously served on the board of Maryland National Bank from 1986 to 1993 and has been active on the boards of the National Aquarium in Baltimore, the Kennedy Krieger Institute, the United Way of Central Maryland, the Duke University School of the Environment, Loyola University Maryland and has served as a regent on the University System of Maryland Board.

Our Board of Directors concluded that Mr. Hug should serve as a director of the Company. The Board based its conclusions on his two years of experience on the Company’s Board of Directors and his past experience on other boards including seven years as a director of Maryland National Bank from 1986 to 1993 and his success as an executive and business owner. Mr. Hug has been a Director of the Bank since May 2009.

Information Concerning Continuing Directors and Executive Officers

The following tables set forth information as of the Record Date concerning directors and executive officers of the Company and the Bank whose terms of office will continue after the 2012 Annual Meeting. As indicated, some directors will serve until the 2013 Annual Meeting, and other directors will serve until the 2014 or 2015 Annual Meeting. Except as indicated, the directors and executive officers have been involved with the organizations named below or affiliated organizations for more than five years.

Directors and Nominees serving until 2013

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Clyde E. Culp, III

Mr. Culp, age 69, is actively involved in building the Pusser’s Caribbean Grille restaurant brand presence in the U.S and is Chairman of the Board. Further, he is an investor in Duke and Kahn, LLC owner of bd’s Mongolian Grille, a 39-unit Asian stir-fry concept franchisor. Mr. Culp has consulted with several businesses through his company, Culp Enterprises, LLC, and has an extensive background in hotel and restaurant management dating back to the 1970’s. Mr. Culp is a resident of Annapolis and serves on the boards of several non-restaurant companies. During the period from December 2006 to December 2008 Mr. Culp served on the board of Restaurant Acquisition Partners, Inc., a single purpose acquisition company.

Our Board of Directors concluded that Mr. Culp should serve as a director of the Company. The Board based its conclusions on his years of serving in executive management roles for companies he has owned and operated as well as his eight years as a director of the Company. Mr. Culp has been a Director of the Company and the Bank since 2004.

Kendel S. Ehrlich

Ms. Ehrlich, age 50, an attorney, is the former First Lady of the State of Maryland. A resident of Annapolis, Ms. Ehrlich worked in various capacities at Comcast Cable between 1997 and 2007. Prior to joining Comcast, Ms. Ehrlich worked for five years as a prosecutor with Harford County, Maryland and for five years as a public defender with Anne Arundel County, Maryland. Ms. Ehrlich has served on various charitable boards including GBMC Hospital, Cystic Fibrosis of Maryland and the Maryland Woman’s Heritage Center.

Our Board of Directors concluded that Ms. Ehrlich should serve as a director of the Company. The Board based its conclusions on her years of experience on other high profile boards as well as her business acumen gained from her education and work place experience. Ms. Ehrlich has been a Director of the Company and Bank since 2007.

Stanley J. Klos, Jr.

Mr. Klos, age 60, became Vice-Chairman of the Bank in 2003 and has served as a Director of the Company and Bank since 1997. Mr. Klos has practiced law in Anne Arundel and Prince George’s Counties since 1977. He is currently a partner with the firm of Klos & Lourie, P.A. He is a member of the Maryland, District of Columbia, Anne Arundel County, and Prince George’s County Bar Associations. Mr. Klos, a resident of Arnold, is active in community affairs and serves on the boards of directors of the Baltimore Washington Medical Center Foundation, and the board of the Hospice of the Chesapeake, Inc.

Our Board of Directors concluded that Mr. Klos should serve as a director of the Company. The Board based its conclusions on his 15 years of experience on the Company’s Board as well as the experience he has gained while being a managing partner in several local law firms.

Richard M. Lerner

Mr. Lerner, age 52, has served as Chief Executive Officer of the Company since 1999 and became Chairman in 2001. He has also served as Chairman of the Bank since 1999. In 2002, Mr. Lerner was appointed President and Chief Executive Officer of the Bank. From 1984 to 1999, Mr. Lerner was President of White Flint Builders, Inc., in Bethesda, Maryland. Mr. Lerner earned a Masters in Business Administration from the A. B. Freeman School of Business at Tulane University in 1983. A resident of Annapolis, Mr. Lerner has been a Director of the Company and the Bank since their inception. Mr. Lerner currently serves as chairman of the boards of Hospice of the Chesapeake Foundation and the Foundation for Community Partnerships. He is the son of Lawrence E. Lerner, also a Director of the Company and Bank.

Our Board of Directors concluded that Mr. Lerner should serve as a director of the Company. The Board based its conclusions on his over twenty years of service on the Company’s Board as well as his experience as a business owner.

Nominees and Directors serving until 2014

Name of Director	Age, Principal Occupation, Position with the Company and the Bank
Lawrence E. Lerner

Mr. Lerner, age 79, has been active in real estate development in the Washington, D.C. metropolitan area for over 45 years. He has been involved in the development and construction of two regional shopping centers, several other commercial developments, and more than 2,800 apartment units. Mr. Lerner manages his real estate investments, comprised of various partnership interests in entities which own real estate. He has been a Director of the Company and the Bank since their inception. Mr. Lerner is the father of Richard M. Lerner, a Director of the Company and the Bank.

Our Board of Directors concluded that Mr. Lerner should serve as a director of the Company. The Board based its conclusions on Mr. Lerner’s 45 plus years of managing his own real estate development company and over twenty years of service on the Company’s Board of Directors.

Lawrence W. Schwartz

Mr. Schwartz, age 57 is a certified public accountant who has operated CPA firms since 1984 and currently is a partner with PBGH, LLP, an accounting and business consulting firm. Mr. Schwartz has served since 1997 as an adjunct professor of accountancy at The George Washington University. Mr. Schwartz also serves on the board of First Virginia Community Bank. Mr. Schwartz has been a Director of the Company since 1997 and a Director of the Bank since its inception.

Our Board of Directors concluded that Mr. Schwartz should serve as a director of the Company. The Board based its conclusions on his 25 plus years of managing CPA firms as well as his educational experience and fifteen years on the Company’s Board of Directors and his experience on the Bank’s Board of Directors since inception.

Ermis Sfakiyanudis

Mr. Sfakiyanudis, age 43, presently serves as President and CEO of Cyber Reliant Corp. (“CRC”) an Annapolis-based Cyber Security firm. Mr. Sfakiyanudis has been with CRC since 2010. Prior to joining CRC, Mr. Sfakiyanudis was President and CEO of eTelemetry, Inc., a network monitoring and security technology firm, from 2005 until 2010. Mr. Sfakiyanudis is also a founding principal of Sigma Engineering, Inc. an Annapolis-based civil engineering firm. Mr. Sfakiyanudis has a Civil Engineering Degree from the University of Maryland and is a Maryland registered Professional Engineer. Mr. Sfakiyanudis is past Chairman of the Anne Arundel Economic Development Corporation. Mr. Sfakiyanudis has been a Director of the Company and the Bank since 2000.

Our Board of Directors concluded that Mr. Sfakiyanudis should serve as a director of the Company. The Board based its conclusions on his experience as a business owner and his experience as a director on other high profile local boards. Mr. Sfakiyanudis also has 12 years of experience as a current Director of the Company.

Clifford T. Solomon

Dr. Solomon, age 50, is a neurosurgeon affiliated with Baltimore Washington Medical Center (“BWMC”), Johns Hopkins University Hospital and the University of Maryland Hospital, where he is an assistant professor of neurosurgery. Dr. Solomon is also Chair of Neuro Sciences at BWMC. Dr. Solomon, a resident of Severna Park, is a member of numerous professional societies and in 2003 co-created “Angels of the OR,” a foundation to provide grants to critical patients with financial needs. Dr. Solomon has been a Director of the Company and the Bank since 2004.

Our Board of Directors concluded that Dr. Solomon should serve as a director of the Company. The Board based its conclusions on his education and experience as a business owner and director on other local boards as well as his eight years of experience on the Company’s Board of Directors.

Executive Officers (who are not also Directors)

Name of Executive Officer	Age, Principal Occupation, Position with the Company and the Bank
Patsy J. Houck

Ms. Houck, age 49, is Senior Vice President and Chief of Operations for the Bank, a position she has held since 2007. Previously, Ms. Houck was Senior Vice President and Manager of Branch Administration and Operations for the Bank for the period 2002 through 2007. Prior to joining the Bank in 1999, Ms. Houck held similar positions with Mellon Bank (MD).

Robert E. Kendrick, III

Mr. Kendrick, age 66, is Senior Vice President and Chief Credit Officer of the Bank, a position he has held since joining the Bank in 1999. Prior to joining the Bank, Mr. Kendrick held similar positions from 1967 through 1999 with Citizens National Bank of Laurel, Bank of Maryland, Sterling Bank & Trust Co. of Baltimore, and NationsBank.

Loretta J. Mueller

Ms. Mueller, age 49, is Senior Vice President and Chief Marketing Officer of the Bank, a position she has held since 2007. Ms. Mueller joined the Bank in 1990 and has held various positions with the Bank including Senior Vice President and Manager of Marketing and Branch Sales and Service for the period from 2003 through 2007.

Edward J. Schneider

Mr. Schneider, age 50, is Chief Financial Officer and Treasurer of the Company and Executive Vice President, Chief Financial Officer and Treasurer of the Bank, positions he has held since joining the Company and the Bank in 2009. Prior to joining the Company, Mr. Schneider was Senior Vice President and Controller of CitiFinancial (a division of Citigroup) from 2005 until 2009 with responsibility for accounting and corporate governance for the division’s consumer finance branch network in the United States, Canada and Puerto Rico.

Committees

The Company and the Bank have standing joint Audit and Compensation Committees. The Company does not have a standing Nominating Committee. The members of each of the named committees serve at the discretion of the Board of Directors.

The Audit Committee examines accounting processes, reviews financial disclosures and meets privately outside the presence of Company and Bank management with the independent registered public accountants to discuss internal accounting control policies and procedures. The Committee reports on such meetings to the Boards of Directors. The Committee selects the independent registered public accountants, reviews the performance of the independent registered public accountants in the annual audit and in assignments unrelated to the audit, and reviews the fees of the independent registered public accountants. The Audit Committee operates under the written charter it has adopted, which is reassessed for adequacy on an annual basis and is available on our website at www.bankannapolis.com. A copy of the Audit Committee Charter is included as Appendix A to this proxy statement.

Messrs. Heim (Chairman), Culp and Schwartz currently serve as members of the Audit Committee. Messrs. Heim, Culp and Schwartz are “independent” pursuant to Rule 4200 of the NASDAQ regarding general independence of directors. None has ever been an employee of the Company or any subsidiary. The Audit Committee met eleven (11) times during 2011. The Committee’s report appears on page 17 of this proxy statement. The Board of Directors has determined that Mr. Heim and Mr. Schwartz are the “audit committee financial experts” as that term is defined in Item 407(d)(5) of Regulation S-K.

The Compensation Committee consists of Ms. Ehrlich (Chairman) and Messrs. Hug and Sfakiyanudis. The Committee reviews and determines salaries and other benefits for members of the Board of Directors and executive and senior management persons of the Company and its subsidiaries. The Committee determines which employees shall be granted stock options, the terms of such grants, and reviews incentive and other compensatory plans and arrangements. The

Committee has delegated its authority to administer the Employee Stock Purchase Plan to Mr. R. Lerner and Ms. Margaret Faison, a Senior Vice President of the Bank. The Compensation Committee uses a variety of tools to determine appropriate salary increases and bonus payments including measurements of inflation, industry outlooks, outside compensation consultants and other experts for survey data and other information as it deems appropriate. All of the members of the Compensation Committee are “independent” pursuant to Rule 4200 of the NASDAQ regarding general independence of directors. The Compensation Committee met three (3) times during 2011. The Compensation Committee operates under the written charter it has adopted, which is reassessed for adequacy on an annual basis and is also available on our website at www.bankannapolis.com.

Nominees for election to the Board of Directors of the Company and the Bank are either selected or recommended for the Board’s selection by a majority of the independent members of the Board of Directors. The Board of Directors believes that the independent members of the Board of Directors can satisfactorily carry out the responsibility of properly selecting or approving nominees for the Board of Directors without the formation of a standing nominating committee. The independent members of the Board of Directors believe that there is a meaningful relationship between diverse boards and improved corporate financial performance. As such, when recommending a new member to the Board the independent members of the Board of Directors who participate in the consideration of director nominees take into consideration the diversification of the Board primarily as it relates to business experience. The independent members of the Board of Directors who participate in the consideration of director nominees select nominees whose experience and education cover a broad spectrum of service and industry relevant to our business needs. The nominees are selected with backgrounds and skills that relate strongly to the client base of the Company. The independent members of the Board of Directors who participate in the consideration of director nominees are Joseph G. Baldwin, Walter L. Bennett, IV, Clyde E. Culp, III, Kendel S. Ehrlich, F. Carter Heim, Richard E. Hug, Stanley J. Klos, Jr., Lawrence W. Schwartz, Ermis Sfakiyanudis and Clifford T. Solomon. Pursuant to Rule 4200 of the NASDAQ regarding general independence of directors, all such board members are “independent.” As there is no standing nominating committee, the Company does not have a nominating committee charter in place. The independent directors met one (1) time during 2011 in their nominating capacity.

The independent directors will consider stockholder nominations submitted to them in writing in care of the Company if such nominations are timely submitted. To be considered timely, the nominations must be received at least thirty (30) but not more than sixty (60) days prior to the Annual Meeting if the Company has given at least forty (40) days prior notice of the meeting. Otherwise, such nominations should be submitted within ten (10) days of the Company first giving notice of the Annual Meeting. The written notice must set forth certain information specified in the Company’s Certificate of Incorporation. The Company did not receive any stockholder nominations in connection with the Annual Meeting.

In identifying and evaluating nominees for director, the Board considers diversity, among other factors and whether the candidate has the highest ethical standards and integrity and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly-held company. To the extent the Board does not have enough information to evaluate a candidate, the Board may send a questionnaire to the candidate for completion in enough time for Board consideration. The Board will annually assess the qualifications, expertise, performance and willingness to serve of existing directors. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and/or unique situation who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skill set. If at this time or at any other time during the year the Board of Directors determines a need to add a new director with specific qualifications or to fill a vacancy on the Board, an “independent” director, pursuant to Rule 4200 of the NASDAQ, designated by the Board will then initiate the search. While conducting the search the “independent” director will utilize staff support, seek input from other directors and senior management, and consider any nominees previously submitted by stockholders. An initial slate of candidates satisfying the qualifications set forth will then be identified and presented to all independent directors. The independent directors will then prioritize the candidates and determine if other directors or senior management have relationships with the preferred candidates and can initiate contacts. To the extent feasible, all of the independent members of the Board of Directors will interview the prospective candidates. Evaluations and recommendations of the interviewers will be submitted to the whole Board for final evaluation. The Board will meet to consider such information and to select candidates for election or appointment to the Board.

Stockholder Communications with the Board of Directors

The Company has established procedures for stockholders to communicate directly with the Board of Directors on a confidential basis. Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the directors addressed. If a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is “confidential.” The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

About the Board of Directors

The Board of Directors of the Company and the Bank met eleven (11) times during 2011. Each director of the Company attended at least 75% of the total number of meetings of the Board and all Board Committees on which he or she served during the period that he or she has been a director or served on such Committees with the exception of Messrs. Baldwin, Bennett, Hug, Klos, Sfakiyanudis and Solomon. Mr. Baldwin, attended 73% of all Board meetings, Mr. Bennett attended 64% of all Board meetings, Mr. Hug attended 73% of all Board meetings and 33% of all Committee meetings, Mr. Klos attended 91% of all Board meetings and 67% of all Committee meetings, Mr. Sfakiyanudis attended 73% of all Board meetings and 67% of all Committee meetings and Dr. Solomon attended 64% of all Board meetings.

Board Leadership Structure and Role in Risk Oversight

Mr. R. Lerner serves as both the Chairman and Chief Executive Officer of the Company and as Chairman, President and Chief Executive Officer of the Bank. The Board believes that the Company’s Chief Executive Officer is best qualified to serve as Chairman. Mr. Lerner has served on the Company’s Board for over twenty years and therefore he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with an independent Lead Director having the duties described below, is in the best interest of stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

Lead Director

Stanley J. Klos, Jr., an independent director who serves as the Vice Chairman of the Bank’s Board of Directors, was selected by the Board to serve as the Lead Director. The Lead Director is responsible for chairing meetings of the Board when the Chairman is excused or absent, for chairing any executive session of the Company’s independent directors and for calling special meetings of the independent directors. The Lead Director conducts discussions among independent directors on nominations for directors of the Company. The Lead Director also acts as liaison between the Chairman and the independent directors. The Lead Director provides leadership and counsel to the independent directors with an emphasis on the appropriate roles and responsibilities of the independent directors. He enhances the effective functioning of the independent directors by facilitating communications and collaboration between and among them. In conjunction with the Chairman of the Board, he provides leadership to the Board in reviewing and deciding upon matters that exert major influence on the manner in which the Company’s business is conducted. The Lead Director acts in coordination with the Chairman in all matters concerning Board governance and risk management.

Risk Oversight

Members of management attending each Board and Committee meeting are responsible for reporting on the Company and Bank’s financial results, day-to-day operations and risk management. Management is responsible for identifying potential material risks and implementing appropriate controls to mitigate risks. Information is presented to the Board of Directors about the various risks facing us and key risk indicators are reviewed by the Board in detail. In addition, each of the Board committees considers risks within its areas of responsibility.

Our Board has two standing committees—Audit and Compensation. Each of the Board committees is comprised solely of independent directors, with each of the two committees having a separate chair. One of the key responsibilities of the Board is to develop strategic direction for the Company, and provide management oversight for the execution of that strategy. The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s financial, strategic and operational issues, as well as the risks associated with each. At the committee level:

•

The Audit Committee oversees management of financial risks including those related to internal controls, the annual financial audit, and financial reporting, and oversees the Company’s accounting and financial processes, reporting on such matters to the full Board. The Audit Committee’s agendas include discussions of individual risk areas throughout the year.

•

The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s and its subsidiaries’ compensation plans and arrangements. The Compensation Committee reviews the Company’s compensation plans to ensure they do not subject the Company to unnecessary or excessive risk or encourage the Company’s officers to take any unnecessary or excessive risk.

While each committee is responsible for evaluating and overseeing the management of such risks, the Board of Directors is regularly informed through committee reports about such risks.

Director Compensation

The Company pays no Board or committee fees. Directors of the Bank received fees for each Board and committee meeting attended in 2011 in the amount of $425 per Board of Directors meeting, $325 per Audit Committee meeting and $250-$325 per other committee meetings. The Chairman of each Committee receives an additional $100 per Committee meeting attended. If a director elects to participate in a Board or Committee meeting via telephone then the standard meeting fee is reduced by $100. Each director, with the exception of Ms. Ehrlich and Mr. R. Lerner, also received an annual retainer of $5,000 paid in restricted share units of Annapolis Bancorp, Inc. stock that vested 100% as of January 28, 2011. Ms. Ehrlich received $10,000 in restricted share units. Mr. R. Lerner received no fees for attendance at Board or committee meetings as he is a full-time employee of the Bank.

Directors are encouraged to attend annual meetings of stockholders. All Directors with the exception of Messrs. Bennett, L. Lerner, and Solomon attended the prior year’s annual meeting.

DIRECTOR COMPENSATION (1)

(a)	(b)	(c)	(d)	(e)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Joseph G. Baldwin	4,150	5,000	—	9,150
Walter L. Bennett, IV	3.300	5,000	—	8,300
Clyde E. Culp, III	8,575	5,000	—	13,575
Kendel S. Ehrlich	5,850	10,000	—	15,850
Debbie H. Gosselin	850	—	(2)	850
F. Carter Heim	9,900	5,000	—	14,900
Richard E. Hug	4,400	5,000	—	9,400
Stanley J. Klos, Jr.	6,450	5,000	(3)	11,450
Lawrence E. Lerner	4,300	5,000	—	9,300
Michael S. McHale	2,125	—	—	2,125
Jeff W. Ostenso	2,125	—	(4)	2,125
Lawrence W. Schwartz	6,750	5,000	—	11,750
Ermis Sfakiyanudis	4,650	5,000	—	9,650
Clifford T. Solomon	2,050	5,000	—	7,050

(1)	Mr. R. Lerner does not receive compensation as a director of the Company or the Bank.
(2)	Ms. Gosselin’s tour company received payments in 2011 totaling $6,367 for services rendered.
(3)	Mr. Klos’ legal firm received payments in 2011 totaling $56,462 for services rendered.
(4)	Mr. Ostenso’s printing company received payments in 2011 totaling $10,716 for services rendered.

Notes to Columns:

(b)

Directors’ earned fees for attending Bank meetings. No fees are paid for attending Company meetings. Fees were paid for all Bank Board of Directors meetings at a rate of $425 per meeting. Fees were paid for Committee meetings at a rate of $250 per meeting with the exception of Audit Committee meetings, for which fees were paid at a rate of $325 per meeting.

(c)

On January 28, 2011, each Director, with the exception of Director R. Lerner, was granted a $5,000 retainer for services rendered in 2011 payable in restricted share units (“RSU”) that vested 100% on January 27, 2012. The number of RSUs granted to each Director was determined using the closing market price of the Company’s stock on February 18, 2011, which was $4.30 per share. The market value of the RSUs on the vesting date was $4.00 per share. The grant would have been forfeited if the Director left before the grant vested.

Executive Compensation

The Company’s and the Bank’s executive compensation program for our named executive officers (“NEOs”) is administered by the Compensation Committee of the Board of Directors. Our NEOs include our Chairman, President and Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”) and the next most highly compensated officer listed in the Summary Compensation Table.

The Compensation Committee is responsible for the strategic direction of the Company’s executive compensation structure including recommending cash compensation, incentive compensation, and equity based awards as an inducement to attract and retain qualified managers and employees and for plans in which most employees of the Bank participate, such as health and welfare plans and the 401(k) plan.

The Compensation Committee met in January, April and September of 2011 to review the Company’s executive compensation plans. The Committee determined that the Company’s executive compensation program does not encourage the NEOs to take unnecessary and excessive risks that threaten the value of the Company, and that no further changes to the program were required for this purpose.

In addition to the requirements under the Troubled Asset Relief Program (“TARP”) set forth above, the recently enacted American Recovery and Reinvestment Act of 2009 (the “ARRA”) contains a number of significant new limitations on executive compensation for TARP participants. The Compensation Committee has reviewed the new requirements and incorporated them into its executive compensation programs.

The Company’s Compensation Committee approved bonuses for executive management with the exception of Mr. R. Lerner who was not eligible for a bonus, ranging from 3.9% to 5.4% in 2011. The Board of Directors intends to continue to review the Company’s overall compensation program to determine what actions may be necessary to continue to fulfill its objectives while complying with these limitations. The Company has historically conservatively compensated its executive officers while maintaining key talent and has never engaged in the practice of using extravagant compensation packages or perquisites to reward executive officers. The Board of Directors intends to continue to apply these long-held philosophies in setting future compensation within the limits of the TARP and any other applicable regulations.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid by the Company or the Bank and earned by each of our NEOs for the fiscal year ended December 31, 2011.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and Principal Position	Year	Salary $	Stock Awards $	Option Awards $	Non-equity Incentive Plan Compensation $	All Other Compensation $	Total $
Richard M. Lerner	2011	254,231	—	—	—	9,127	263,358
Chairman, President & CEO of the Company and Bank	2010	235,000	—	—	—	8,776	243,776

Edward J. Schneider	2011	182,692	—	—	10,000	9,427	202,119
EVP of the Bank, Treasurer, Secretary & CFO of the Company & Bank	2010	175,000	—	—	—	8,672	183,672

Robert E. Kendrick, III	2011	126,692	—	—	6,500	94,026	227,218
SVP & Chief Credit Officer of the Bank	2010	121,231	—	—	—	76,889	198,120

Notes to Columns:

(c)

Base Salary – In general, base salaries for each NEO are established based on (1) technical expertise, (2) a salary grade and compensation range corresponding to the individual’s level of responsibility, (3) proven organizational performance, and (4) the competitive market. Each NEO is expected to achieve certain performance standards within his or her area of expertise including elements of leadership, job competency, regulatory adherence and strategic thinking to receive an annual merit salary increase. The Compensation Committee, with the input of the CEO, assesses the level of attainment of those standards for the purpose of granting annual merit-based salary increases for the other NEOs. The Compensation Committee with the input of the Board of Directors assesses the performance of the CEO for the purpose of determining and adjusting the CEO’s salary. Mr. Lerner, being an officer of the Company and Bank, receives no compensation as a director of the Company or the Bank.

(d, e)

Stock Awards and Option Awards – The Company believes that the granting of stock options, restricted share unit awards, and other stock awards are an appropriate means to compensate NEOs by aligning their interests with those of the stockholders. The Company maintains three stock compensation plans, namely: (i) the 1997 Employee Stock Option Plan (the “1997 Plan”), (ii) the 2000 Stock Incentive Plan (the “2000 Plan”), and (iii) the 2006 Annapolis Bancorp, Inc. Stock Incentive Plan (the “2006 Plan”) which the shareholders of the Company approved on May 18, 2006. No future awards may be made under the 1997 and 2000 Plans. The 2006 Plan allows for up to 200,000 shares to be granted to directors, officers and employees.

(f)

Non-equity Incentive Plan Compensation – Awards are granted to NEOs on a discretionary basis although the Compensation Committee strongly considers, and has established guidelines based on, the extent to which the Company achieves annual performance objectives as established by the Board of Directors and the Compensation Committee. Performance objectives typically include the metrics derived from the Company’s operating plan including return on average assets (ROAA) and return on average equity (ROAE). A range of potential bonus awards are determined at the beginning of the year by the Compensation Committee and are accrued throughout the year. For the year ended December 31, 2011 the Company exceeded its Operating Plan goals and bonus awards were granted to employees eligible for such awards.

(g)

Other Compensation – Other Compensation includes retirement and welfare benefits. The Bank maintains a 401(k) plan which provides an employer matching contribution equal to $0.50 on the dollar up to 10% of an executive’s compensation or the maximum amount allowable by law. The amounts in column (g) in addition to the 401(k) plan match reflect for each NEO imputed income on group term life insurance coverage, and, for NEO Schneider and Kendrick imputed income of $1,087 and $84,223, respectively for 2011, on bank owned life insurance policies provided in connection with the Bank’s non-tax qualified supplemental executive retirement plan (“SERP”).

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards					Stock Awards
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name Grant Date		Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, or units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)

Richard M. Lerner, CEO	Dec. 2002	33,333	—	—	4.14	Dec. 2012	—	—	—	—

Edward J. Schneider CFO	April 2009	—	—	—	—	—	15,000	58,350	— —	— —

Robert E. Kendrick, III	May 2007	—	1,066	—	8.77	May 2014	—	—	—	—
		—	1,740	—	8.77	May 2015	—	—	—	—
		—	3,020	—	8.77	May 2016	—	—	—	—
		—	1,684	421	8.77	May 2017	—	—	—	—

(b)	All options listed above vest at a rate of 20% per year over the first five years of the ten-year option term. All options granted prior to December 31, 2006 have fully vested.

(c)

The options granted during 2007 to NEO Kendrick vested 20% for each year since the earnings event that determined the award beginning with results from the year ending December 31, 2003 through the year ending December 31, 2006. Options granted to NEO Kendrick fully vest as follows: those with an expiration date of May 2014 fully vested in May 2009; those with an expiration date of May 2015 fully vested in May 2010; those with an expiration date of May 2016 fully vest in May 2011; and those with an expiration date of May 2017 full vest in May 2012.

(g)

The deferred restricted share unit award of 25,000 shares granted in April 2009 to NEO Schneider vests ratably at 20% per year over the first five years of NEO Schneider’s employment with the Bank. Issuance of the shares is deferred until the fifth anniversary of NEO Schneider’s employment. The market value of the restricted stock units and restricted stock awards was $3.89 at December 31, 2011.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
	(a)	(b)	(c)	(d)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Edward J. Schneider	—	—	5,000	21,450

(c)	On April 27, 2011 restricted stock awarded to NEO Schneider totaling 5,000 shares vested. The 5,000 shares on the date of grant had a market value of $18,050.

OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS

Post-employment Severance and Change-in-Control Benefits – The following table sets forth the payments each of the NEOs is entitled to in the event of a termination of employment by reason of death, disability, termination without just cause, or change-in-control of the Company subject to TARP compensation limitations.

	Total amount payable upon termination of employment
(a)	(b)	(c)	(d)	(e)
Name	Death ($)	Disability ($)	Without Just Cause ($)	Change-in- Control ($)

Richard M. Lerner, CEO	300,898	122,898	50,898	50,898

Edward J. Schneider, CFO	2,009,920	180,000	—	156,916

Robert E. Kendrick, III	1,066,217	344,750	272,750	272,750

(b)

In the event of an NEO’s death, the NEO’s beneficiaries are eligible to exercise the vested stock options awarded to the NEOs or receive the restricted stock awarded to the NEO as applicable. In the event of the death of Mr. Schneider or Mr. Kendrick, under the SERP, the NEO’s beneficiary will receive a split dollar benefit in the amount of 80% of the net at-risk life insurance portion of the death benefit. Additionally, the Bank provides insurance coverage of two times the NEO’s salary up to a maximum of $250,000.

(c)

In the event of the disability of the NEO, the NEO is entitled to exercise the vested stock options awarded to the NEO, or receive the restricted stock awarded to the NEO as applicable, with the table reporting the excess of the fair market value of a share of our common stock on December 31, 2011 ($3.89) over the exercise price for the respective stock options and the value of the restricted shares at the December 31, 2011 price of $3.89 per share. The NEOs are also entitled to receive disability benefits under the Bank’s long-term disability insurance program.

(d)

In the event an NEO is terminated without just cause, the NEO is entitled to collect the severance benefits described above and to exercise the vested stock options awarded to them (see note to column “c” for further information).

(e)

In the event of a termination of employment in connection with a change in corporate control, our NEOs will receive a combination of the severance benefits described above and the right to exercise all of their stock options (see note to column “c” for further information), any restricted stock awards, as well as any unvested Bank contributions to the Bank’s 401(k) plan.

Supplement Executive Retirement Plan

The Company maintains a SERP for certain executives. The SERP is designed to supplement the benefits the executives can receive under the Bank’s 401(k) plan and social security. It is also designed to provide retirement benefits to the executives upon meeting defined age and service requirements. The benefit is payable for life. In the case of the executive’s termination of employment for any reason other than cause, the SERP provides for 50% vesting after five years from the date of employment, and 10% per subsequent year until fully vested. The Company maintains split dollar life insurance policies under the SERP for certain executives. In the event of the executive’s death, the executive’s beneficiary will receive a split dollar benefit in the amount of 80% of the net at-risk life insurance portion of the death benefit. The SERP also provides for annual credits to a liability reserve account. The reserve account is increased or decreased each year by the excess (if any) of the annual after-tax income from life insurance contracts purchased to fund the SERP over an opportunity cost calculated for each plan year. When the SERP benefit becomes payable, the amount accumulated in the reserve account is paid annually in equal installments to the executive over 15 years. NEOs Schneider and Kendrick participate in the SERP. There were no other deferred compensation plans available to the NEOs as of December 31, 2011.

Stock Option Plans

The Company maintains two active Employee Stock Option Plans. The first plan was approved by the Company’s stockholders on April 27, 2000 (the “2000 Option Plan”). The 2000 Option Plan reserves 355,554 shares of Common Stock for issuance upon the exercise of options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. To the extent awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to award holders, those shares shall be available for the grant of additional awards. As of December 31, 2011, the Company had outstanding options to purchase an aggregate of 76,440 shares of Company Common Stock subject to a five-year vesting schedule under the 2000 Option Plan. The second plan was approved by the Company’s stockholders on May 18, 2006 (the “2006 Option Plan”). The 2006 Option Plan reserves 200,000 shares of Common Stock for issuance upon the exercise of options, as well as upon the distribution of restricted stock and deferred share awards. Such shares may be authorized but unissued shares, or shares held in treasury. To the extent awards expire, become unexercisable, or are forfeited for any reason without having resulted in the issuance of Common Stock to award holders, those shares shall be available for the grant of additional awards. As of December 31, 2011, the Company had outstanding options to purchase an aggregate of 15,862 shares of Company Common Stock and combined grants of 57,282 shares of restricted stock and restricted share units under the 2006 Option Plan.

Securities Authorized for Issuance under Equity Compensation Plans

A table of the Equity Compensation Plan Information as of December 31, 2011 is shown below:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	149,584	$5.95	195,225

Equity compensation plans not approved by security holders	—	—	—

Total	149,584	$5.95	195,225

Employee Stock Purchase Plan

The Company maintains an Employee Stock Purchase Plan (“ESPP”) that was established in 2007. All employees of the Company and its designated affiliates (including designated related entities for sub-plans) who have been employed by the Bank for at least one (1) year are eligible to participate in the ESPP, except persons whose customary employment is less than 20 hours per week or five months per year. Persons who are deemed for purposes of Section 423(b)(3) of the Code to own shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of Common Stock or shares of a subsidiary are ineligible to participate in the ESPP.

The price per share of Common Stock sold under the ESPP during an offering (a thirty-day period) is equal to 95% of the Fair Market Value of a share of the Company’s Common Stock on the last day of the offering, which is typically the last day of each month. Employees purchased 2,070 shares of common stock through the ESPP during 2011.

Certain Transactions with Directors and Management

The Bank has adopted a written policy which requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

Directors L. Lerner and R. Lerner maintain an interest in an LLC that owns property securing a commercial mortgage loan and line of credit issued by the Bank that matured on March 15, 2012. On March 28, 2012, a limited liability partnership controller by Mr. L. Lerner purchased the matured notes at par from the Bank for approximately $2.6 million, including interest and fees. Pursuant to the Bank’s written policies on March 23, 2012, the uninterested Directors of the Bank approved the arms length transaction and the par value purchase price. The purchase was funded by a reduction in deposit balances Director L. Lerner maintained at the Bank.

On January 19, 2007, the Bank entered into a consulting agreement with Director Kendel S. Ehrlich, holder of 0.24% of the Company’s common stock. This agreement terminated on April 5, 2010. Under the terms of the contract Ms. Ehrlich assisted the Bank in developing new customer relationships. In addition to the fees paid to Ms. Ehrlich as a Director of the Bank, Ms. Ehrlich received a monthly payment of $2,944, with the April 2010 payment prorated. In 2010 Ms. Ehrlich earned $9,323 under the contract. No such payments were made to Ms. Ehrlich in 2011.

The Company paid $6,367 in 2011 to Watermark Tours, of which Director Gosselin is the owner. The Company paid $56,462 and $29,301 in 2011 and 2010 respectively, to the law firm of Klos, Lourie and Leahy, P.A., (now Klos & Lourie, P.A) of which Director Klos is a partner. The Company paid $10,715 in 2011 to CPS//Gumpert, Inc. of which Director Ostenso is the Chief Executive Officer. The Company also paid $3,161 in 2010 to Sigma Engineering, of which Mr. Sfakiyanudis is a principal.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers (as defined in regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder) and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of copies of reports of ownership furnished to the Company, or written representations that no forms were necessary, to the Company’s knowledge no officer, director or greater than ten percent beneficial owner of the Company failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2011.

Report of the Audit Committee

The following report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such the Securities Act or the Exchange Act.

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2011 with management and the independent registered public accountants. In this process, the Committee met with the independent registered public accountants, with and without management present, to discuss the results of the registered public accountants’ examinations and the overall quality of the Company’s financial reporting.

The Committee has discussed with the independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Accounting Oversight Board in Rule 3200T. In addition, the Committee has received the written disclosures and letter from Stegman & Company as required by the Public Company Accounting Oversight Board in Rule 3526, Communications with Audit Committees Concerning Independence and has discussed with Stegman & Company its independence and has received confirmation from Stegman & Company that it is independent of the Company in compliance with Public Company Accounting Oversight Board Rule 3520.

Based on the Committee’s discussions with management and the independent registered public accountants referred to above, the representations of the independent registered public accountants and the Committee’s review of the report of the independent registered public accountants to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

AUDIT COMMITTEE:

F. Carter Heim – Chairman

Clyde E. Culp, III

Lawrence W. Schwartz

PROPOSAL 2. ADVISORY VOTE ON EXECUTIVE COMPENSATION

The ARRA was signed into law on February 17, 2009, and imposes significant new requirements for and restrictions relating to the compensation arrangements of financial institutions that received government funds through the TARP. These new executive compensation compliance requirements will be effective for both new and existing TARP recipients during the period that any obligation arising from financial assistance provided to the Company under the TARP remains outstanding pursuant to the TARP Capital Purchase Program (“CPP”), excluding any period in which the U.S. Department of the Treasury only holds warrants to purchase the common stock of the Company. The Company is a TARP recipient because of its participation in the CPP, pursuant to which the Company issued preferred stock and warrants to purchase the Company’s common stock to the U.S. Department of the Treasury.

The ARRA requires, among other things, that all participants in the TARP permit a non-binding stockholder vote to approve the compensation of the Company’s executives, commonly referred to as “Say-on-Pay” proposal.

Rule 14a-20 under the Exchange Act, requires that all TARP recipients provide a separate stockholder vote to approve the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section, tabular disclosures, and other narrative executive compensation disclosures in this Proxy Statement.

As provided in the ARRA, the vote is not binding on the Company’s Board of Directors and may not be construed as overruling a decision by the Board of Directors, nor creating or implying any additional fiduciary duty by the Board of Directors, nor may it be construed to restrict or limit the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. However, the Compensation Committee may take into account the outcome of the vote when considering future executive compensation arrangements.

Stockholders are encouraged to carefully review the “Executive Compensation” section of this Proxy Statement and the tabular disclosure regarding named executive officer compensation for a detailed discussion of the Company’s executive compensation program.

The purpose of the Company’s compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to the Company’s long-term success and enhance shareholder value. The Board of Directors believes the Company’s compensation policies and procedures achieve this objective, and are strongly aligned with the long-term interests of stockholders. The Company is providing stockholders the opportunity to endorse or not endorse the Company’s executive compensation policies and procedures through the following resolution:

“RESOLVED, that the stockholders of the Company approve the compensation of the Company’s executives named in the Summary Compensation Table of the Company’s Proxy Statement for the 2012 Annual Meeting of Stockholders, including the Executive Compensation section and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement.”

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF EXECUTIVE OFFICERS AS DESCRIBED IN THE EXECUTIVE COMPENSATION SECTION AND THE TABULAR DISCLOSURE REGARDING NAMED EXECUTIVE OFFICER COMPENSATION (TOGETHER WITH THE ACCOMPANYING NARRATIVE DISCLOSURE) IN THIS PROXY STATEMENT.

PROPOSAL 3. TO APPROVE THE SELECTION OF

INDEPENDENT AUDITOR FOR THE YEAR 2012

The Audit Committee of the Board of Directors of the Company has appointed Stegman & Company, a registered independent public accounting firm, as the Company’s independent registered public accountants, for the year ending December 31, 2012. Stegman & Company has served as independent auditor for the Company and its subsidiary since April 2000. Stegman & Company has advised the Company that neither the firm nor any of its members or associates has any direct financial interest in or any connection with the Company or its subsidiaries other than as independent registered public accountants. A representative of Stegman & Company will be present at the Annual Meeting and will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

Although the Company’s bylaws do not require the submission of the selection of independent registered public accountants to the stockholders for approval, the Board of Directors believes it is appropriate to give stockholders the opportunity to ratify the decision of the Audit Committee. Neither the Audit Committee nor the Board will be bound by the stockholders’ vote at the meeting, but if the stockholders fail to ratify the independent registered public accountants selected by the Audit Committee, the Audit Committee may reconsider its selection.

All audit, audit-related, tax and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Stegman & Company was compatible with the maintenance of Stegman & Company’s independence in the conduct of its auditing functions. The Audit Committee charter requires that the Audit Committee pre-approve all audit and non-audit engagement fees, and terms and services. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is required. The Audit Committee reviews these requests and advises management and the independent auditors if the Audit Committee pre-approves the engagement of the independent auditors for such projects and services. On a periodic basis, the independent auditors report to the Audit Committee the actual spending for such projects and services compared to the approved amounts. The Audit Committee may delegate the authority to grant any pre-approvals to one or more members of the Audit Committee, provided that such member reports any pre-approvals to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee.

The following table presents fees for professional audit services rendered by Stegman & Company for the audit of Annapolis Bancorp’s annual consolidated financial statements for the years ended December 31, 2011 and December 31, 2010 and fees billed for other services rendered by Stegman & Company during those periods.

	Year ended December 31,
	2011	2010

Audit fees (1)	$71,225	$68,719
Audit-related fees (2)	7,000	7,000
Tax fees (3)	7,150	5,750
All other fees	—	—

Total fees	$85,375	$81,469

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and the performance of review procedures in accordance with SAS 100 of Form 10-Q for the quarters ended March 31, 2011 and 2010, June 30, 2011 and 2010 and September 30, 2011 and 2010 respectively, and services that are normally provided by Stegman & Company in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed for professional services rendered for the audit of the Company’s Employee Stock Purchase Plan for the years ended December 31, 2010 and 2009.
(3)	Tax Fees consist of fees billed for professional services rendered for federal and state tax return assistance and compliance, tax advice and tax planning and property and other tax return assistance.

Proxies will be voted FOR the Proposal unless otherwise instructed by the Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO THE COMPANY FOR THE YEAR 2012.

ADDITIONAL INFORMATION

Stockholder Proposals

Any proposal of a stockholder intended to be presented at the 2013 Annual Meeting of Stockholders must be received by the Company at 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401 prior to December 15, 2012 to be eligible for inclusion in the proxy statement and form of proxy. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations under the Exchange Act.

Any proposal of a stockholder that is not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting of stockholders pursuant to the advance notice procedure set forth in the Company’s Certificate of Incorporation. To properly bring business before an annual meeting of stockholders, the stockholder must give written notice to the Secretary of the Company not less than thirty (30) days nor more than sixty (60) days prior to the annual meeting; provided, however, that if less than forty (40) days notice of the meeting is given to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the date on which notice of the annual meeting was mailed to stockholders. The stockholder’s written notice must set forth certain information specified in the Company’s Certificate of Incorporation.

Methods of Voting

If you are the stockholder of record, you may vote by one of the following four methods (as instructed on the enclosed proxy card):

•	in person at the Annual Meeting

•	via the internet

•	by telephone

•	by mail

Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M. Eastern Time May 16, 2012. Visit www.voteproxy.com and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Voting by Telephone: If you are a stockholder of record, you may call 1-800-690-6903 and use any touch-tone telephone to transmit your vote up until 11:59 P.M. Eastern Time May 16, 2012. Have your proxy card in hand when you call and then follow the instructions.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

Delivery of Documents to Stockholders Sharing Same Address (Householding)

If you are the beneficial owner, but not the record holder, of shares of Annapolis Bancorp, Inc. Stock, your broker, bank or other nominee may only deliver one (1) copy of this proxy statement to multiple stockholders at the same address, unless that nominee has received contrary instructions from one (1) or more of the stockholders. We will deliver, upon request, a separate copy of this proxy statement to a Stockholder at a shared address to which a single copy of the documents was delivered. A Stockholder desiring to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request by contacting Registrar and Transfer Company, either by calling toll free at 800-368-5948 or by writing to Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016-3572. Also, beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the same address in the future.

ANNUAL REPORTS

The Company’s 2011 Annual Report to Stockholders accompanies this Proxy Statement and is available at www.bankannapolis.com. A copy of the Annual Report on Form 10-K for the fiscal year ended December 31, 2011 may be obtained upon written request to the Secretary of the Company, 1000 Bestgate Road, Suite 400, Annapolis, Maryland 21401, and will be available at the Annual Meeting.

By Order of the Board of Directors

/s/ Edward J. Schneider
Edward J. Schneider
Secretary

Annapolis, Maryland

April 13, 2012

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED

POSTAGE-PAID ENVELOPE.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY ANNAPOLIS BANCORP, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 17, 2012

THIS PROXY IS BEING SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Annapolis Bancorp, Inc., a Maryland Corporation (“The Company”), hereby constitute(s) and appoint(s) the official proxy committee consisting of the following members of the Board of Directors of the Company, Messrs. Stanley J. Klos, Jr. and Ermis Sfakiyanudis and Ms. Kendel E. Ehrlich each with full power of substitution, to act as attorneys and proxies of the undersigned, for and in the name, place and stead of the undersigned, and to vote all shares of common stock of the Company which the undersigned would be entitled to vote if then personally present at the Annual Meeting of Stockholders, to be held on May 17, 2012, at 6:00 p.m., Eastern Daylight Savings Time, at the BankAnnapolis Headquarters Building, 1000 Bestgate Road, Annapolis, Maryland 21401, and at any and all adjournments thereof, in the manner specified and on any other business as may properly come before the meeting.

IMPORTANT NOTICE

The proxy materials for the 2012 Annual Meeting of Stockholders, including the Proxy Statement and 2011 Annual Report, are available at: www.bankannapolis.com.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING	☐

Please be sure to sign and date this Proxy in the box below.

Date

Stockholder sign above Co-holder (if any) sign

		For	With- hold	For All Except
1.	The election as directors of all nominees listed (except as marked to the contrary below):	☐	☐	☐

Joseph G. Baldwin Walter L. Bennett, IV F. Carter Heim Richard E. Hug Debbie H. Gosselin Michael S. McHale Jeff W. Ostenso

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s executive officers named in the Summary Compensation Table of the Proxy Statement.

For	Against	Abstain
☐	☐	☐

3.	The ratification of Stegman & Company as the independent registered public accountants of the Company for the year ending December 31, 2012.

For	Against	Abstain
☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREIN. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WHEN SIGNED WILL BE VOTED FOR EACH OF THE NOMINEES AS DIRECTORS UNDER PROPOSAL I, FOR PROPOSALS II AND III, AND AT THE PROXIES’ DISCRETION, UPON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of Annual Meeting and a Proxy Statement dated April 13, 2012.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Detach above card, mark, sign, date and mail the proxy card in postage paid envelope provided.

ANNAPOLIS BANCORP, INC.

PLEASE ACT PROMPTLY

MARK, SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED